TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

Transamerica ClearTrack® 2015

Transamerica ClearTrack® 2020

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Effective at the close of business on December 6, 2021, Transamerica ClearTrack® 2015 and Transamerica ClearTrack® 2020 (the “funds”) will be closed to most new investors. The following investors may continue to purchase shares of the funds after the close date: existing investors in the funds, asset allocation funds and other investment products in which the funds are currently an underlying investment option, retirement plans in which the funds are a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the funds as a plan option.

The funds will remain closed until further notice. The funds reserve the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

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Investors Should Retain this Supplement for Future Reference

September 29, 2021